Exhibit 10.3

EXECUTION VERSION

LENDER JOINDER AGREEMENT

June 30, 2022

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of June 30, 2022, is entered into by UBS AG, STAMFORD BRANCH (the “Additional Lender”), in connection with that certain Revolving Credit Agreement, dated as of November 1, 2021 (as it may be amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”), entered into by and among FLUENCE ENERGY, LLC, as the Borrower (the “Borrower”), FLUENCE ENERGY, INC., as the Parent, the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the Lenders from time to time party thereto. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

The undersigned has indicated its desire to become a Lender under the Credit Agreement pursuant to Section 2.18 of the Credit Agreement. Accordingly, the parties hereto agree as follows:

1.The Additional Lender hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Credit Agreement and a Lender for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement as a “Lender” thereunder. Additional Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a Lender. The Commitment of the Additional Lender shall be as set forth on Exhibit A hereto, as modified pursuant to the terms of the Credit Agreement.

2.The parties hereto acknowledge that, pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested that the Commitments of the Lenders be increased to $200,000,000 effective as of the date hereof (the “Facility Increase”). This Joinder Agreement confirms that as of the date hereof, each of the Borrower, the Administrative Agent and the Additional Lender consents to the Facility Increase in accordance with the terms of the Credit Agreement and the Additional Lender hereby confirms its Commitment as set forth on Exhibit A hereto, as the same may be modified pursuant to the terms of the Credit Agreement. The parties hereto acknowledge, agree and confirm that Exhibit A hereto shall update and amend Schedule 2.01 of the Credit Agreement.

3.The Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement;
(b) confirms that all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Joinder Agreement, and the performance by the Additional Lender as a Lender under the Credit Agreement, have been obtained; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (e) if the Additional Lender is organized under the laws of a jurisdiction outside the United States, attaches (or has delivered to the Administrative Agent)

WEIL:\98257193\8\64101.0067

completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Additional Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to it in respect of the Loans or under the Credit Agreement or such other documents as are necessary to indicate that all such payments or distributions are subject to such taxes at a rate reduced by an applicable tax treaty and any such additional documentation reasonably requested by the Borrower or the Administrative Agent to comply with their obligations under FATCA.

4.Following the execution of this Joinder Agreement, the Administrative Agent shall notify the other Lenders of the same. The effective date (“Effective Date”) of this Joinder Agreement shall be the date indicated in the preamble above.

5.Upon the execution and delivery of this Joinder Agreement, as of the Effective Date, the Additional Lender shall be a party to the Credit Agreement or as a “Lender” thereunder and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Lender thereunder.

6.The Additional Lender represents and warrants that, upon the Effective Date, the Credit Agreement constitutes the Additional Lender’s duly authorized, legal, valid, binding and enforceable obligation.

7.In connection with the execution and delivery of this Joinder Agreement, the Administrative Agent shall have received (i) a certificate, dated the Effective Date and signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of Section 4.02 of the Credit Agreement,
(ii) such confirmations and other documentation with respect to the Loan Documents which may be reasonably necessary or advisable in connection with this Joinder Agreement and (iii) all fees required to be paid pursuant to the Credit Agreement and other amounts which are payable pursuant to Section 10.03(a) of the Credit Agreement on or prior to the Effective Date (in the case of expenses, to the extent invoiced in reasonable detail at least one (1) Business Day prior to the Effective Date).

8.From and after the Effective Date, the Administrative Agent shall, to the extent received from the Borrower, make all payments under the Credit Agreement in respect of the interest of Additional Lender acquired pursuant to this Joinder Agreement (including, without limitation, all payments of principal and interest with respect thereto) to Additional Lender as a Lender under the Credit Agreement.

9.Upon the Effective Date, the Borrower and the Additional Lender agree to make such payments (if any) as shall be required by Section 2.18(b) of the Credit Agreement.

10.Any notice, demand, request or other communication to be delivered to Additional Lender under or with respect to the Credit Agreement or any other Loan Document shall be addressed to Additional Lender in care of the Administrative Agent, in accordance with Section 10.01 of the Credit Agreement. Additional Lender agrees that the Administrative Agent may rely on Additional Lender’s address, email, and the name of a contact person, all as set forth below the signature of Additional Lender on the signature page hereof, until Additional Lender provides the Administrative Agent with a written notice designating a different address, email, facsimile number, telephone number or contact person.

11.SECTION 10.09 (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND SECTION 10.10 (WAIVER OF JURY TRIAL) OF THE CREDIT
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AGREEMENT ARE    HEREBY INCORPORATED BY REFERENCE    MUTATIS MUTANDIS.

12.This Joinder Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Joinder Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

13.By executing and delivering a copy hereof, (i) the Borrower and each other Loan Party hereby (A) agrees that all Loans and Commitments (including, without limitation, the Commitments in connection with the Facility Increase) are (or shall be) guaranteed pursuant to the Guaranty and that certain Philippines Guaranty Agreement (the “Philippines Guaranty Agreement”), dated as of February 10, 2022, by and among Fluence Energy Inc., a Philippine corporation, in favor of the Administrative Agent, as applicable, in accordance with the terms and provisions thereof and are (or shall be) secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and (ii) the Borrower and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Security Documents, (B) agrees that notwithstanding the effectiveness of this Joinder Agreement, after giving effect to this Joinder Agreement, the Guaranty and the Philippines Guaranty Agreement, as applicable, and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties (including, without limitation, the Additional Lender) continue to be in full force and effect and (C) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents (including, without limitation, the Obligations with respect to the Commitments in connection with the Facility Increase), in each case after giving effect to this Joinder Agreement.

14.The parties hereto agree that from the Effective Date this Joinder Agreement and the Credit Agreement shall be construed as a single agreement and this Joinder Agreement shall be one of the Loan Documents.

15.Except as expressly set forth herein, this Joinder Agreement shall not limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not (and shall not be deemed to) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements of the Borrower and each other Loan Party contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed by the Borrower and each Loan Party, as applicable, in all respects and shall continue in full force and effect. This Joinder Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

Remainder of Page Intentionally Left Blank. Signature Pages Follow.
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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed as of the date first above written.

UBS AG, STAMFORD BRANCH:

By:    /s/ Dionne Robinson
Name: Dionne Robinson
Title: Associate Director

By:        /s/ Danielle Calo      Name: Danielle Calo
Title: Associate Director

Address:
600 Washington Boulevard, Stamford, CT 06901 Email: ubsagency@ubs.com

[Signature Page to Lender Joinder Agreement]

Accepted and Approved:

JPMORGAN CHASE BANK, N.A.
as the Administrative Agent

By:    /s/ Arina Mavilian
Name: Arina Mavilian
Title: Authorized Signatory

[Signature Page to Lender Joinder Agreement]

FLUENCE ENERGY, LLC
as the Borrower

By:     /s/ Dennis Fehr
    Name: Dennis Fehr
    Title: Senior Vice President & Chief Financial Officer

By:     /s/ Francis Fuselier
    Name: Francis Fuselier
    Title: Senior Vice President & General Counsel

[Signature Page to Lender Joinder Agreement]

FLUENCE ENERGY, INC.
as a Loan Party

By:     /s/ Dennis Fehr
    Name: Dennis Fehr
    Title: Senior Vice President & Chief Financial Officer

By:     /s/ Francis Fuselier
    Name: Francis Fuselier
    Title: Senior Vice President & General Counsel

[Signature Page to Lender Joinder Agreement]

FLUENCE ENERGY, GMBH
as a Loan Party

By:    /s/ Jorg Buddensieg
    Name: Jorg Buddensieg
Title: Vice President Finance EMEA

By:    /s/ Markus Meyer
    Name: Markus Meyer
Title: Managing Director

[Signature Page to Lender Joinder Agreement]

FLUENCE ENERGY PTY LTD

By:    /s/ Andrew Kelley
Name: Andrew Kelley
Title: Director

By:    /s/ Aaron McCann
Name: Aaron McCann
Title: Director

[Signature Page to Lender Joinder Agreement]

FLUENCE ENERGY GLOBAL PRODUCTION OPERATION, LLC
as a Loan Party

By:     /s/ Dennis Fehr
    Name: Dennis Fehr
    Title: Senior Vice President & Chief Financial Officer

By:     /s/ Francis Fuselier
    Name: Francis Fuselier
    Title: Senior Vice President & Secretary

[Signature Page to Lender Joinder Agreement]

FLUENCE ENERGY, INC.
as a Loan Party

By:      /s/ Don H. Lee
Name: Don H. Lee
Title: President & Director

By:    /s/ Edgard M. Tordecilla
Name: Edgard M. Tordecilla
Title: Vice    President & Director

[Signature Page to Lender Joinder Agreement]

EXHIBIT A

SCHEDULE 2.01 Commitments

	Lender	Commitment	LC Commitment	Alternative Currencies available for Letters of Credit
1.	JPMorgan Chase Bank, N.A.	$47,500,000	$25,00,0000	Pounds Sterling, Euros or Australian Dollars
2.	Morgan Stanley Senior Funding, Inc.	$ 47,500,000	$25,00,0000	Pounds Sterling, Euros or Australian Dollars
3.	Bank of America, N.A.	$ 25,500,000	$12,500,000	Pounds Sterling, Euros or Australian Dollars
4.	Barclays Bank PLC	$ 25,500,000	$12,500,000	Pounds Sterling, Euros or Australian Dollars
5.	Citicorp North America, Inc.	$ 10,000,000	--	--
6.	Credit Suisse AG, Cayman Islands Branch	$ 10,000,000	--	--
7.	Standard Chartered Bank	$ 10,000,000	--	--
8.	UBS AG, Stamford Branch	$ 10,000,000	--	--
9.	HSBC Bank USA, National Association	$ 7,000,000	--	--
10.	Royal Bank of Canada	$ 7,000,000	--	--
	TOTAL:	$200,000,000.00	$75,000,000